UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 17, 2008
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
401 Elliott Avenue West
Seattle, WA 98119
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Our board of directors amended sections 3.3 and 3.4 of our bylaws, effective October 17, 2008, to provide for majority voting in non-contested elections of our directors. In contested elections, plurality voting continues to apply. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is filed as part of this Current Report on Form 8-K:
3.1 Amendment to sections 3.3 and 3.4 of the Bylaws of F5 Networks, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC.
(Registrant)

Date: October 20, 2008	By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson
Sr. Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to sections 3.3 and 3.4 of the Bylaws of F5 Networks, Inc.